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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of EOTT Energy LLC (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas M. Matthews, Chairman of the Board and Chief Executive Officer of the Company and I, H. Keith Kaelber, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ THOMAS M. MATTHEWS                                          August 14, 2003
Thomas M. Matthews
Chairman of the Board and Chief Executive Officer



/s/ H. KEITH KAELBER                                            August 14, 2003
H. Keith Kaelber
Executive Vice President and
Chief Financial Officer